April 24, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information

dated November 4, 2013, as amended February 7, 2014

The following table supersedes and replaces any contrary information in the “Annual Portfolio Operating Expenses” table in the section of the Prospectus entitled “Fees and Expenses – Annual Portfolio Operating Expenses:”

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Other Expenses*	0.02%
Total Annual Fund Operating Expenses	0.82%

*Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

The following table replaces the “Example” table in the section of the Prospectus entitled “Fees and Expenses – Example:”

1 Year	3 Years
$84	$262

The following information supersedes and replaces the third paragraph in the section of the Prospectus entitled “Management—Investment Adviser and Sub-Adviser” and the third paragraph in the section of the Statement of Additional Information entitled “Investment Advisory, Sub- Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser”:

For its investment advisory services to the Fund, the Adviser is entitled to receive a unitary management fee from the Fund at an annual rate equal to 0.80% of its average daily net assets.

The following information supersedes and replaces the fourth paragraph in the section of the Prospectus entitled “Management—Investment Adviser and Sub-Adviser” and the sixth paragraph in the section of the Statement of Additional Information entitled “Investment Advisory, Sub- Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser”:

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Funds, including the payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

*          *          *

The following information supersedes and replaces any contrary information in the Prospectus and Statement of Additional Information:

Effective immediately, the Fund will no longer reserve 10% of its realized and unrealized gains from its A-Shares investments to meet any potential withholding tax liability that may be imposed by the People’s Republic of China (“China”), except with respect to realized and unrealized gains from the Fund’s investments in A-Shares of “land-rich” enterprises (which are companies that have greater than 50% of their assets in land or real properties in China).

If China begins applying tax rules regarding the taxation of income from A-Shares investment to “Renminbi Qualified Foreign Institutional Investors” and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability. The impact of any such tax liability on the Fund’s return could be substantial.

*          *          *

The following information supersedes and replaces any contrary information in the section of the Summary Prospectus entitled “Management—Portfolio Managers.”

Portfolio Managers. Mr. Zhixi Guo and Mr. Xiaodong Sun, each an employee of the Sub-Adviser, are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager functions as a member of a portfolio manager team. Mr. Guo has been a Portfolio Manager of the Fund since January 1, 2014 and Mr. Sun has been a Portfolio Manager of the Fund since the Fund’s inception.

The following information supersedes and replaces any contrary information contained in the first, second and third paragraphs in the section of the Prospectus entitled “Management—Portfolio Managers” and the second, third and fourth paragraphs in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Portfolio Managers.”:

HGI supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. HGI utilizes teams of investment professionals acting together to manage the assets of the Fund. The HGI Portfolio Managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Fund are: Zhixi Guo and Xiaodong Sun.

Portfolio Managers. Zhixi Guo and Xiaodong Sun (the “Portfolio Managers”) are primarily responsible for the day-to- day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.

Mr. Guo, CFA, has over 9 years of experience in the industry. He joined HFM in 2010 and was the portfolio manager for pension and institutional accounts as well as a retail equity fund in PRC. Prior to HFM, Mr. Guo worked as a financial analyst in Ontario Teachers’ Pension Plan and subsequently as an assistant fund manager and fund manager of a market neutral fund, 130/30 fund and a enhanced index fund in TD Asset Management for 2 years. Mr. Guo holds a Master of Financial Economics from the University of Toronto, Canada and is also a Chartered Financial Analyst (“CFA”) holder.

Mr. Sun joined Harvest Global Investments Limited in September 2009 and was initially responsible for equity and fixed-income trading in Hong Kong and regional markets. In 2012 when Harvest launched its RQFII ETF, Mr. Sun took on additional responsibilities within the Passive Strategies Team as an assistant portfolio manager to Mr. Guo. Prior to joining Harvest Global Investments Limited, Mr. Sun worked at HFM in Beijing for two years as a QDII trader. His previous experience includes three years as an account manager of DU-Diederichs Projektmanagement in Wuppertal, Germany. Mr. Sun graduated from Central University of Finance and Economics with a degree in Finance. He also holds an MBA and a bachelor’s degree in Information Science from the University of Wuppertal, Germany.

The following information supersedes and replaces any contrary information contained in the third and fourth paragraphs in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Other Accounts Managed”:

The following table provides information relating to other accounts managed by Mr. Guo:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	4	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$207.7	$477.8	$10.6
Assets Managed with Performance-Based Fees	$0	$0	$0

*          *          *

The following information supersedes and replaces any contrary information contained in the paragraph of the Statement of Additional Information entitled “Creation and Redemption of Creation Units - Timing of Submission of Purchase Orders”:

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The Authorized Participant must transmit the purchase order in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Orders to create Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement.

The following information supersedes and replaces any contrary information contained in the paragraph of the Statement of Additional Information entitler “Creation and Redemption of Creation Units - Redemption Transaction Fee”:

Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The Authorized Participant must transmit the request for redemption in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Please retain this supplement for future reference.